Investor Presentation December 2024

Except for specific historical information, many of the matters discussed in this presentation may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These statements may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to NN, Inc. (the “Company”) based on current beliefs of management as well as assumptions made by, and information currently available to, management. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. Forward-looking statements involve a number of risks and uncertainties that are outside of management’s control and that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector; the impacts of pandemics, epidemics, disease outbreaks and other public health crises on our financial condition, business operations and liquidity; competitive influences; risks that current customers will commence or increase captive production; risks of capacity underutilization; quality issues; material changes in the costs and availability of raw materials; economic, social, political and geopolitical instability, military conflict, currency fluctuation, and other risks of doing business outside of the United States; inflationary pressures and changes in the cost or availability of materials, supply chain shortages and disruptions, the availability of labor and labor disruptions along the supply chain; our dependence on certain major customers, some of whom are not parties to long-term agreements (and/or are terminable on short notice); the impact of acquisitions and divestitures, as well as expansion of end markets and product offerings; our ability to hire or retain key personnel; the level of our indebtedness; the restrictions contained in our debt agreements; our ability to obtain financing at favorable rates, if at all, and to refinance existing debt as it matures; our ability to secure, maintain or enforce patents or other appropriate protections for our intellectual property; new laws and governmental regulations; the impact of climate change on our operations; and cyber liability or potential liability for breaches of our or our service providers’ information technology systems or business operations disruptions. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date of this press release, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements. With respect to any non-GAAP financial measures included in the following presentation, the accompanying information required by SEC Regulation G can be found in the back of this document or in the “Investors” section of the Company’s web site, www.nninc.com, under the heading “News & Events” and subheading “Presentations.” Forward Looking Statement & Disclosures 2

Investment Highlights: Enterprise Transformation Underway and Showing Good Results ▪ Leveraging current footprint and capabilities to drive organic growth and more wins, supported by Ops improvements ▪ Investing aggressively into a few areas: Medical & Electrical markets, capacity in low-cost geographies ▪ Growing in China for Chinese market, and low-cost export markets New Approach to Winning Future Business ▪ 1st of 3-phase transformation plan; sales wins, culling portfolio, growing profits, and cash flows ▪ Fixing unprofitable areas; improving profits and margins via cost optimization, pricing, and better utilization ▪ Increasing operating efficiency – heavy focus on precision automation Enterprise Transformation Underway ▪ New top team focused on results and accountability; leading the transformation ▪ Experienced in transforming cost structures, commercial agendas, M&A integration ▪ Direct experience in NN’s end markets and customers New Top Leadership Team 3 ▪ Leading manufacturer of high- precision, highly-technical machined and stamped metal products ▪ Decades of proprietary engineering know-how ▪ Products and expertise are applicable to diverse and desirable end market applications; automotive, medical & power Make Critical High-Spec Parts for Attractive End Markets ▪ Strategically managing operations for consistent free cash flow while investing into high-payback areas ▪ Implementing a set of actions to improve WACC and strategic flexibility through a comprehensive refinancing ▪ Remain focused on long-term capital structure optimization Lower Cost of Capital / Improve Capital Structure Repositioning, Increasing Competitiveness, and Delivering Results Going into 2025

NN At A Glance

- **Best-In-Class** maker of high-precision, complex metal products
  - Achieved $113 million in new business wins from Q1'23 – Q3'24
  - Goal is $65 million wins per year for next 5 years with sub goals of $50m in Medical Components over 5 years and $50m in Electrical Components over 3 years
    - On Track to achieve revenue and business diversification
  - Targeted end-markets are passenger vehicles, electrical distribution and control, electrical grid, and medical
  - Targeted product applications for auto are steering, fuel efficiency systems, emissions reduction, electrical shielding, vehicle control
- **Two Primary Product Segments:**
  - Power Solutions products are primarily precision stamped parts, plated parts, and subassemblies.
  - Mobile Solutions products are primarily machined parts and assemblies.
- **Global Manufacturing Platform:** 25 facilities in 6 countries, 49% ownership in China JV machining plant with sales > $100 million
- **Strategic Partner** to diversified and global customer base with long standing business relationships and long-running business streams

Revenue
$470 Million

Adjusted EBITDA
$46 million

Adjusted EBITDA %
10%

Customers
>1,100

Global Employees
~3,100 + Additional ~700 in China JV

Revenue Breakdown


39%
Power Solutions
61%
Mobile Solutions

**Revenue, EBITDA and Adjusted EBITDA above are trailing Twelve Months as of 9/30/24*

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Globally Competitive Operational Footprint

Close-to-customer engineering centers coupled with both localized production for local markets and global low-cost footprint

- Close proximity to customers in all major markets to meet local needs
- Low-cost country footprint aligned with strategy and facility optimization initiative
- Centers of excellence in engineering and manufacturing spanning four continents supporting regional requirements
- China Join Venture ("JV" or "China JV"), of which NN owns 49%, includes ~700 employees in one facility and generates $100M+ in profitable revenue (included as other income in NN's consolidated financials)



North America	South America	Europe	APAC
71% REVENUE[1]	9% REVENUE[1]	8% REVENUE[1]	13% REVENUE[1]
47% EMPLOYEES	23% EMPLOYEES	10% EMPLOYEES	20% EMPLOYEES
18 FACILITIES	4 FACILITIES	2 FACILITIES	3 FACILITIES
~1,341 MACHINE CENTERS	~580 MACHINE CENTERS	~321 MACHINE CENTERS	~311 MACHINE CENTERS

**NN, Inc. logos represent employee concentration.*

(1) Trailing Twelve Months as of 9/30/24

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NN's Markets are Healthy, Business On Track to Grow in 2025

Primary End Market Outlook

End Market	~% of NN Revenue	Market Indicators	+/-	NN's Outlook vs. Market
Global Passenger Vehicle	40%	Global light vehicle market production is growing slightly; global demand patterns undergoing change China OEs have emerged as global exporters. Powertrain diversification across hybrid, ICE and EV. US light vehicle forecast mostly flat in 2025	↔	Expanding capacity in China to make highest value products; steering and fuel efficiency *New 'Connect and Protect'* product line is focused onto electrical connector, electrical harness and bus bar for vehicles and chargers
US General Industrial, Other	30%	*Statista* forecasts approximately 3% growth	↗	Demand is generally steady for the industries that we serve
Power Grid and Electricity Control	15%	Global power grid market modest growth, driven by software and replacement Electrical distribution and control strong in Industrial, weaker in construction	↗	Strong smart meter business is healthy and growing; residential construction is flat-ish for circuit breaker products, business is steady
Commercial Vehicle	10%	Long haul to be down in FY'25, up in FY'26 Market volatility in Class 6-8 higher than in passenger vehicles China now 1/3rd of global commercial trucks built	↔	NN's business is focused on light and medium duty trucking and energy efficient engines Applications and geographic markets where NN operates are stronger than headline market demand
Medical Equipment, Surgical Tools, and Implants	5%	Orthopedic sales are growing modestly	↗	Focused on growing a robust pipeline of new programs and awards Expanded long-term goal to $100M net sales

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NN's 5 Year Plan for Growing Sales and Profits

2028 Goals	Pathway to Achievement	Near-Term Progress
Grow Revenue to ≥$650M	▪ Organic sales growth of 3-4% on base business ▪ Higher growth targeted in Medical and Electrical Systems ▪ Strategic acquisitions to accelerate strategy when timing is right	2025 will have Y/Y growth overall, and across each segment: Power, Mobile, and Medical

New Business Wins of $325M Over 5 Years	▪ Expanding new business program in several new areas:
	  ▪ Connect & Protect – Connector components and shields
	  ▪ Power Up – Busbar and electrical components
	  ▪ Steering – Front and rear steering
	  ▪ Fuel efficiency – Hybrid and ICE
	▪ Invest growth capex to expand capabilities in key growth areas
		Secured >$100M in new business in 2023/24;
		
		Heading into 2025 with ~$700M pipeline

Manage Cash Flow Closely	▪ Generate free cash flow, invest $100M in capex over 5 years ▪ Decrease interest expenses via refinancing and rate reduction	Repositioning balance sheet for refinancing → goal is lower cost of capital and strategic flexibility
Increase Adjusted EBITDA Rate to 12-14%	▪ Rationalize business and operations at 7 underperforming plants ▪ Achieve net cost-down through 'Continuous Improvement' program ▪ Improve working capital management and return to positive Adj. EPS	Every plant will make money in 2025; margins are at 10% and headed towards range in 2025

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8 Power Solutions: Stamped & Assembled Metal Products Provides: Customers with precision stamped parts, electroplated parts, assembly capabilities to help co- design and produce safe, durable, and high-quality mission-critical components across a flexible volume/mix platform End Markets: Electric Grid, Industrial, Vehicles, Electronics, Medical (new), Connector Parts (new), and Electric Shielding (new) Key Product Applications: Smart meters, circuit breakers, sensors, transformers, switchgears, defense, and surgical instruments Connector Shields Smart Meter Contact Assembly or “Blade” Medical Surgical Instruments Power Solutions – Stamped & Assembled Products Specializing in hard-to-make Stampings & Platings Design and build our own dies in- house In-house rapid prototyping to speed up the innovation process Good footprint between the US, Mexico and China Many well-positioned customers, strong new wins → Growth in FY’25

9 Mobile Solutions: Machined Metal Products Provides: Customers with precision machining and finishing capabilities to develop 6 sigma product designs with unmatched speed to market and advanced in-house precision engineering capabilities End Markets: Vehicles, (ICE/BEV/HEV), Industrial, and Medical (new) Key Product Applications: Electric power steering, electric braking, electric motors, gas and diesel fuel systems, emissions control for heavy duty (dosing) Precision Worm Shafts (electric power steering) Inlet Fittings Electric Motor Shafts Mobile Solutions – Machined Products Specialize in tough, quiet parts with micron tolerances Every part is customer designed Key is the best manufacturing process Lots of know- how We are part of a larger system We guarantee mating and compatibility Focused on next-gen processes and products Good footprint in US, Brazil, France, Poland, and China Many well-positioned global customers with global agendas → Growth in 2025

2. “Group of 7” money-losing plants being fixed, adj. EBITDA dramatic YTD improvement 10 50% 40% 50% 40% 60% Fix Sales & Grow the Company Deleverage & Refi Debt Expand Margins Fix Unprofitable Areas New Leadership Q3’23 YTD Q3’24 YTD ($8.4) ($0.8) Q3’23 YTD % Q3’24 YTD % Mobile increased 11.4% 13.1% Power* increased 21.3% 21.5% NN* increased 14.9% 16.3% Transformation Plan Making Solid Progress 1. Cemented Top Leadership • Still strengthening Medical, Electrical Grid, Stamped products, & select plants 3. Gross Profit margins are expanding 4. Reduce leverage • Down to 3.9x from Q2’23 to 3.0x • Sold Lubbock, paid off debt, gained operational flexibility to go faster 5. Rationalized legacy sales will be fully offset and expect year-over- year sales growth in 2025 Transformation ~50% Complete After 5 Quarters ($millions) *Excludes Lubbock *Revenue, EBITDA and Adjusted EBITDA above are trailing Twelve Months as of 9/30/24

Organic Growth Program Continues to Deliver Growth 11 NN goal is $325M in new awards over 5 years – on track through first 7 quarters at $113M of new awards ▪ Steering system wins in China market with NN’s most advanced products ▪ Continued focus on Electrical and Medical end markets, as well as Stamped products ▪ Turnaround of underperforming plants has become into a key enabler ▪ Pipeline has grown over last 4 quarters from $500M to $700M ▪ Winning new business both above market growth rates and higher than customer rationalization ▪ On pace to achieve goal of $60 to $70 million of new business wins in 2024 ▪ Expect year-over-year Sales Growth in 2025 Machined Parts: 73% Mobile Solutions-Asia: 38% Auto: 74% Existing Customers: 75% Stamped Parts: 23% Power Solutions Produced: 27% Non-Auto: 26% New Customers: 25% Mobile Solutions NA / EU / SA Produced: 35% Assemblies: 4%

12 Trends We See → China Making Low-Cost Cars for Domestic and Export Markets China's largest markets – China, Russia, Latin America, Middle East and parts of Europe. Largely blocked from US, Canada, India, Turkey, and Brazil. NN has been in China in over 20 years om both auto and medical markets for machined and stamped parts. Sell a great mix of products in that market. NN is benefitting from the emergence of China as an auto exporter. For instance, NN's Wuxi plant sales are growing strongly with additional business wins for 2025, 2026 and 2027.

13 Trends We See → Tariffs are good for NN US has tariffs on certain auto parts and completed passenger vehicles -> now seeking to further protect US-based production Tariffs take aim at the expansion of low-cost alternative supply from China, Mexico, & Canada ▪ NN has ~$120 million of tariff-protected US-produced auto parts and will be further protected from these actions ▪ NN's US auto part business plan focus is to maintain market positions, but not overly invest ▪ Tariffs action will strengthen NN’s US automotive business ▪ Proposed tariffs increase NN’s competitiveness, strengthen pricing power and protect margins NN’s US auto parts business does not import from China ▪ NN is in the US for the US market NN also produces auto parts in China for the Chinese domestic market ▪ A $80 million wholly-owned China auto-part making business, and a $120 million JV that makes auto-parts for China (1) ▪ NN’s China production is consumed locally for the Chinese domestic auto market ▪ The China auto market is healthy and growing ▪ NN's China business will not be impacted by the proposed US tariffs

14 Trends We See → Steering Systems Electric steering systems continue to present content rich, powertrain-agnostic opportunities globally Quality, Innovation and Cost continue to drive sourcing to NN Inc. ▪ Higher torque outputs in smaller packaging by selective material science ▪ Noise vibration and harshness (NVH) optimizations through DFM Input ▪ Efficiency test results = reduced losses yield range extension, and reliability The NN Inc. Advantage: ▪ Advanced processing techniques for high torque materials ▪ Competence to optimize NVH and efficiency through manufacturing quality ▪ Best total cost solutions – a global partner to OEM and Tier 1 suppliers.

Deleveraging and Fixing Balance Sheet is a Focus Area



Leverage*
3.9x
3.4x
3.2x
3.1x
3.2x
3.0x
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24

Strategic Refinancing Process Continues – Will Help Accelerate Transformation and Future Growth

- Leverage has meaningfully declined Y/Y – reflecting improved adjusted EBITDA, strategic divestiture of Lubbock
- Refinancing strategy centered on improving flexibility and capacity vs. existing debt structure
- Process is influenced by NN's evolving growth capital and capacity expansion needs as well as the Company's changing cost structure

Deleveraging remains part of long-term capital structure optimization, including preferred equity

(*) Leverage multiple defined as net debt / trailing twelve month adjusted EBITDA

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16 2024 Guidance & Looking Ahead to 2025 Guidance Metric Forecast Range Net Sales $465 – $485 million Adjusted EBITDA $47 – $51 million Free Cash Flow $8 – $12 million New Business Wins $55 – $70 million FY’25 First Glance – Returning to Growth ▪ Expect 2025 sales to be higher on both a GAAP and pro-forma basis ▪ Power Solutions is the largest Y/Y growth area ▪ 41 new business programs launching in 2025, as part of new business win achievements ▪ Launching several next-gen manufacturing processes with anchor customers ▪ Focused on increasing free cash flow generation ▪ Markets are opportunity rich, new business pipeline is large and high quality ▪ EBITDA improvement program remains on track with expectations FY ’24 Maintaining full-year 2024 outlook; subject to end market production.

Thank You 17 Joe Caminiti or Stephen Poe, Investors NNBR@alpha-ir.com 312-445-2870 Investor Contacts